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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 26, 2005

                           Ultra Petroleum Corporation
             (Exact Name of Registrant as Specified in its Charter)

  Yukon Territory, Canada                 0-29370                    N/A
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

        363 N. Sam Houston Parkway E., Suite 1200
                       Houston, Texas                               77060
                   (Address of principal                         (Zip Code)
                     executive office)

  Registrant's telephone number, including area code: (281) 876-0120

                                 Not Applicable
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           Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on July 26, 2005 containing financial information for the Company for the quarterly period ended June 30, 2005.

ITEM 7.01. REG FD.  PUBLICATION OF ANNOUNCEMENT  REGARDING  EARNINGS  CONFERENCE

CALL.. Also attached as Exhibit 99.2 to this Current Report on Form 8-K is a copy of a press release issued on July 26, 2005 announcing the Company's Second Quarter Earnings Conference Call Webcast.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

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EXHIBIT
NUMBER      DESCRIPTION
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   99.1     Press Release, dated July 26, 2005 by Ultra Petroleum
            Corporation (the "Company") titled `Ultra Petroleum Reports Record
            Production (+84%), Record Cash Flow P+151%), Record Earnings
            (+159%).

   99.2     Press Release, dated July 26, 2005 by Ultra Petroleum
            Corporation (the "Company") titled `Webcast Alert: Ultra Petroleum Corp. Announces Its Second Quarter Earnings Conference Call Webcast

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ULTRA PETROLEUM Corporation

July 28, 2005                             By: /S/David A. Russell
                                              ----------------------------------
                                              Name: David A. Russel.
                                              Title: Director Investor Relations

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                  DESCRIPTION
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   99.1     Press Release, dated July 26, 2005 by Ultra Petroleum Corporation.
   99.2     Press Release, dated July 26, 2005 by Ultra Petroleum Corporation.